UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2026, Regional Management Corp. (the “Company”) issued a press release announcing financial results for the three and nine months ended September 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On October 28, 2026, the Company will host a conference call to discuss financial results for the three and nine months ended September 30, 2026. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

All information in the press release and the presentation is furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2026, the employment of Manish Parmar, Executive Vice President and Chief Credit Risk Officer of the Company, was terminated without cause, effective immediately. The termination of Mr. Parmar’s employment will be treated as a “Qualifying Termination” under the Regional Management Corp. Executive Severance and Change in Control Plan, as amended and restated effective October 30, 2025 (the “Severance Plan”), previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2025. As a result, Mr. Parmar will be entitled to receive benefits under the Severance Plan, subject to his compliance with the restrictive covenants contained in the Severance Plan.

On October 28, 2026, the Company announced that its Board of Directors (the “Board”) had appointed Elizabeth Canini as Chief Credit Risk Officer of the Company, effective as of November 2, 2026, and issued a press release announcing the Chief Credit Risk Officer transition. The press release is attached hereto as Exhibit 99.3.

Item 8.01. Other Events.

On October 28, 2026, the Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.30 per share of outstanding common stock, payable on December 16, 2026 to stockholders of record as of the close of business on November 18, 2026.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Regional Management Corp. on October 28, 2026, announcing financial results for Regional Management Corp. for the three and nine months ended September 30, 2026.
99.2	Presentation of Regional Management Corp., dated October 28, 2026.
99.3	Press Release issued by Regional Management Corp. on October 28, 2026, announcing the appointment of Elizabeth Canini as Chief Credit Risk Officer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: October 28, 2026	By:	/s/ Harpreet Rana
	Name:	Harpreet Rana
	Title:	Executive Vice President and Chief Financial and Administrative Officer